                                                                    EXHIBIT 99.3


UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001



                                              SEQUIAM
                                           -------------
                                              SEQUIAM      SOFTWARE,       BREKEL
                                           -------------  ------------  ------------
                                            CORPORATION       INC.       GROUP INC   (3)ADJUSTMENTS    PRO FORMA
                                           -------------  ------------  ------------  -------------  -------------
Net sales                                  $      1,657   $         -   $ 1,112,544     (1,112,544)  $      1,657
Costs and expenses:
Production                                            -             -     2,663,949     (2,663,949)             -
Website and information services                      -             -       113,732       (113,732)             -
Marketing and selling                                 -       181,622       885,288       (885,288)       181,622
Software development costs                            -       205,831             -              -        205,831
General and administrative                       75,293       330,347     1,150,795     (1,150,795)       405,640
Amortization                                          -             -         9,624         (9,624)             -
Depreciation                                      4,496        11,696       434,215       (434,215)        16,192
                                           -------------  ------------  ------------  -------------  -------------
                                                 79,789       729,496     5,257,603     (5,257,603)       809,285
                                           -------------  ------------  ------------  -------------  -------------
Loss from operations                            (78,132)     (729,496)   (4,145,059)     4,145,059       (807,628)
Interest income                                       -             -       112,358       (112,358)             -
Interest expense                                      -        (1,192)     (121,712)       121,712         (1,192)
Loss on termination of equipment contract             -             -       (54,395)        54,395              -
                                           -------------  ------------  ------------  -------------  -------------
Net loss                                   $    (78,132)  $  (730,688)  $(4,208,808)  $  4,208,808   $   (808,820)
Dividend                                              -             -           -(2)  $ (9,977,825)  $ (9,977,825)
                                           -------------  ------------  ------------  -------------  -------------
Net loss per common share                  $    (78,132)  $  (730,688)  $(4,208,808)  $ (5,769,017)  $(10,786,645)
                                           =============  ============  ============  =============  =============

NET LOSS PER COMMON SHARE: BASIC AND
DILUTED                                    $      (0.02)  $     (0.04)                               $      (0.31)

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING: BASIC AND DILUTED                3,871,769    20,000,000                   11,022,263     34,894,032

Unaudited Pro Forma Combined Condensed Statement of Operations
For the Six Months Ended June 30, 2002



                                         Sequiam      Brekel Group,
                                      -------------  ---------------      (3)
                                       Corporation         Inc        Adjustments    Pro Forma
                                      -------------  ---------------  -----------  --------------

Net sales                             $    238,315   $      905,353   $ (905,353)  $     238,315

Costs and expenses:
Production                                       -          943,547     (943,547)              -
Website and information services            49,178           50,470      (50,470)         49,178
Marketing and selling                            -          251,294     (251,294)              -
Software development costs                   9,295                -            -           9,295
General and administrative                 258,221          874,555     (874,555)        258,221
Amortization                                     -              822         (822)              -
Depreciation                                 9,931          318,971     (318,971)          9,931
                                      -----------------------------------------------------------
                                           326,625        2,439,659   (2,439,659)        326,625
                                      -----------------------------------------------------------
Loss from operations                       (88,310)      (1,534,306)   1,534,306         (88,310)
Interest income                                  -            2,107       (2,107)              -
Interest expense                            (1,104)         (80,498)      80,498          (1,104)
Gain on sale of equipment                        -           13,821      (13,821)              -
                                      -----------------------------------------------------------
Net loss                              $    (89,414)  $   (1,598,876)  $ 1,598,876   $    (89,414)
                                      -----------------------------------------------------------
Dividend                                         -              -(2)  $(9,977,875)  $ (9,977,875)
Net loss per common share             $    (89,414)  $   (1,598,876)  $(8,378,999)  $(10,067,289)

Net loss per common share: Basic and
diluted                               $      (0.01)                                 $      (0.39)

Weighted average common share
outstanding: Basic and diluted          14,483,000                     11,522,263     26,005,263

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
JUNE 30, 2002



                                                 SEQUIAM        BREKEL GROUP
                                              -------------    -------------
                                               CORPORATION          INC          ADJUSTMENTS    PRO FORMA
                                             ---------------  ----------------  -------------  -----------
ASSETS
Current assets:
Cash and cash equivalents                    $       46,675   $           -                    $   46,675
Accounts receivable                                 138,539         113,449                       251,988
Prepaid expenses                                          -           2,625                         2,625
Due from affiliate                                        -         396,158(1)      (396,158)           -
                                             ---------------  ----------------  -------------  -----------
Total current assets                                185,214         512,232         (396,158)     301,288
Furniture and equipment, net                         62,624       3,867,546(3)    (1,873,255)   2,056,915
Capitalized software development costs              107,255               -                       107,255
Deposits and other assets                                 -         189,718                       189,718
                                             ---------------  ----------------  -------------  -----------
Total assets                                 $      355,093   $   4,569,496     $ (2,269,413)  $2,655,176
                                             ===============  ================  =============  ===========

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Capital lease obligations-current            $            -   $   1,695,474(3)    (1,656,009)  $   39,465
Accounts payable                                     85,638       1,036,940                     1,122,578
Notes payable-current                                     -          42,662                        42,662
Due to affiliate                                    396,158               -(1)      (396,158)           -
Shareholder loans                                   301,000         150,000                       451,000
Deferred revenues                                         -               -                             -
Accrued shareholder salaries                        391,000         173,833                       564,833
Accrued liabilities                                       -         125,432                       125,432
                                             ---------------  ----------------  -------------  -----------
Total current liabilities                         1,173,796       3,224,341       (2,052,167)   2,345,970

LONG-TERM LIABILITIES:
Notes payable-long-term                                   -         376,880                       376,880
                                             ---------------  ----------------  -------------  -----------
Total liabilities                                 1,173,796       3,601,221       (2,052,167)   2,722,850
SHAREHOLDERS' DEFICIT:
Preferred shares                                          -               -                             -
Common shares                                        24,233           2,169(2)         9,353       35,755
Paid-in capital                                           -    8,728,435(2)(3)    (7,988,928)     739,507
Accumulated deficit                                (842,936)    (7,762,329)(2)     7,762,329     (842,936)
                                             ---------------  ----------------  -------------  -----------
Total shareholders' deficit                        (818,703)        968,275         (217,246)     (67,674)
                                             ---------------  ----------------  -------------  -----------
Total liabilities and shareholders' deficit  $      355,093   $   4,569,496     $ (2,269,413)  $2,655,176
                                             ===============  ================  =============  ===========

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE  1  -  BASIS  OF  PRESENTATION

The unaudited pro forma combined statement of operations for the year ended December 31, 2001 combines the historical statement of operations of Sequiam Corporation (f/k/a Wedge Net Experts, Inc.) for the year ended December 31, 2001 with the historical statements of operations of Sequiam Software, Inc. (f/k/a Sequiam, Inc.) for the period from inception (January 23, 2001) through December 31, 2001and Brekel Group, Inc. ("Brekel") for the year ended December 31, 2001, and is presented as if the acquisition had occurred at the beginning of this period. The unaudited pro forma combined statement of operations for the six months ended June 30, 2002 combines the historical statements of operations of Sequiam Corporation and Brekel for the same period, and is presented as if the acquisition had occurred at the beginning of the period. The unaudited pro forma balance sheet combines the financial position of Sequiam Corporation and Brekel as of June 30, 2002 and is presented as if the acquisition had occurred at that date.

The pro forma combined financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the transactions been consummated on the dates indicated, or which may be reported in the future.

NOTE  2  -  MERGERS  AND  PRO  FORMA  ADJUSTMENTS

Sequiam Corporation's wholly-owned subsidiary, Sequiam Acquisitions, Inc., merged with Sequiam, Inc. effective April 1, 2002 and Sequiam Acquisitions, Inc. survived the merger. Sequiam Acquisitions, Inc. changed its name to Sequiam Software, Inc. on May 1, 2002. The merger transaction was accounted for as a purchase of Sequiam Corporation by Sequiam, Inc. (a reverse acquisition in which Sequiam, Inc. is considered the acquirer for accounting purposes), since the shareholders of Sequiam, Inc. obtained a majority of the voting rights of Sequiam Corporation as a result of the transaction. Pursuant to the merger agreement, Sequiam Corporation issued 20,000,000 shares of common stock in exchange for all of the outstanding shares of common stock of Sequiam, Inc., consisting of 20,000,000 shares. Additionally, pursuant to the merger agreement, 500,000 shares of Sequiam Corporation's common stock were returned to treasury and cancelled. Sequiam, Inc. was formed to research, develop, produce and market a document management software product.

On July 19, 2002, Sequiam Corporation acquired 94.54% of the issued and outstanding shares of Brekel Group, Inc., a Delaware corporation, in exchange for 11,522,263 shares of Sequiam Corporation common stock, pursuant to an Agreement and Plan of Merger, dated June 17, 2002 (the "Agreement"). The shares exchanged were at an exchange rate of 1:1. In connection with the merger, the majority shareholder of Brekel returned 9,500,000 shares leaving 12,187,094 common shares of Brekel outstanding before exchanging its shares with Sequiam Corporation. Sequiam Corporation plans to acquire the remaining issued and outstanding common shares of Brekel when it obtains authorization from the remaining Brekel shareholders to exchange such shares. The financial statements of Brekel do not include its wholly owned subsidiary, Griffin Publishing Group, acquired on January 1, 2002 since ownership of Griffin was returned to the original shareholders in July 2002. The acquisition was accounted for as a purchase and the pro forma combined balance sheet reflects the following pro forma adjustments assuming that the acquisition occurred at June 30, 2002:

     1) Eliminate related party advances between Sequiam Corporation and Brekel of $396,158.

     2) Record the excess of the purchase price ($10,946,150) over the net assets acquired at predecessor costs ($968,275) of $9,977,875 as a constructive dividend since Brekel and Sequiam were controlled by common majority shareholders. The purchase price was determined based on the 11,522,263 shares issued times the closing stock price of Sequiam Corporation common stock on the date of acquisition of $0.95 per share.

     (3) Eliminate Brekel production equipment and related capital lease obligation as well as revenues and expenses from printing services; as a result of Brekel decision on June 30, 2002 to discontinue its printing business.